UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2010

ZIPREALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51002	94-3319956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 300

Emeryville, CA 94608

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (510) 735-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2010, ZipRealty, Inc. (the “Company”) held its Annual Meeting of Stockholders. At that meeting, the following individuals were elected to the Board of Directors as continuing directors, each to serve for a term of three (3) years:

Director	Votes For	Votes Withheld	Broker Non-votes
Stanley M. (“Mack”) Koonce, Jr.	14,327,904	1,379,355	3,692,207
Gary A. Wetsel	15,672,107	35,152	3,692,207

Also at that meeting, the following proposal was adopted by the margin indicated:

Proposal	Votes For	Votes Against	Votes Abstained
Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010	19,342,393	40,286	16,787

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIPREALTY, INC.
a Delaware corporation

Dated: May 24, 2010	By:	/s/ Samantha E. Harnett
Samantha E. Harnett
Vice President, General Counsel and Secretary